VISION GROUP OF FUNDS

Annual Report
to Shareholders

December 31, 2002

for Where you want to be

President’s Message

Dear Investor:

I am pleased to present the Combined Annual Report to Shareholders for the VISION Group of Funds:

VISION Large Cap Growth Fund II*, which began operation on May 31, 2002, pursues capital appreciation by investing in large, established blue-chip growth companies.

VISION Large Cap Value Fund II*, which began operation on May 31, 2002, pursues capital appreciation and, secondarily, current income, from stocks believed to be undervalued.

VISION Managed Allocation Fund—Moderate Growth II*, which began operation on June 17, 2002, pursues capital appreciation and, secondarily, income by investing in a strategic combination of VISION stock, bond, and money market funds.

This report covers the period from the date the Funds began operation through December 31, 2002. Inside, you will find commentary by the investment adviser and the financial statements, including the portfolio of investments.

Thank you for pursuing your long-term financial goals through the diversification and professional management of the VISION Group of Funds. You have our commitment to keep you up-to-date on your investment progress through the highest level of service.

Sincerely,

/s/ Carl W. Jordan

Carl W. Jordan

President

February 17, 2003

*	Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

VISION

Large Cap Growth Fund II

From the period beginning May 31, 2002 through December 31, 2002, the fund’s shares returned (16.50)% based on net asset value. * This compares with a (8.02)% return for the Standard & Poor’s 500/Barra Growth Index, ** a commonly referenced unmanaged index of large capitalization “growth” oriented stocks. During this same period the Lipper Large Cap Growth Fund Average *** returned (12.38)% and the S&P 500 Index **** returned (16.69)%.

The sub-advisor, Montag & Caldwell, focuses on large capitalization companies that have above-average earnings growth rates which are selling at a reasonable valuation in the stock market.

The market as measured by the S&P 500 Index experienced a sharp rally during October and November following the weakness observed in the summer. Compared to the S&P 500 Index, we were overweight in Consumer Staples and Health Care during the period while underweight in Technology and Financials. A rebound in the very depressed Information Technology and Telecom Services sectors accounted for most of the market’s return late in the year. Our underweight position in Technology and overweight position in the Consumer Staples sector caused our portfolios to lag the S&P 500 during that time.

In recent portfolio activity, we added Nokia (1.8%) and Microsoft (1.2%) to the portfolio. With its unique competitive position and financial strength, Microsoft should benefit from any upturn in information technology spending. Nokia as the dominant cell phone company has gained market share this year and should benefit from the replacement cycle we see unfolding in 2003. We also recently purchased eBay (1.0%), a company that has a unique niche in the rapidly expanding market of online buying and selling of goods. We sold Bank of New York in December due to concerns about its non-core businesses. We also established a position in Gannett (2.8%), a leading newspaper and media company, and Kohl’s (1.7%), a high quality mid-range department store company. Two technology companies we had initiated early in the year, BEA Systems and Siebel Systems, were sold when the anticipated recovery in sales and earnings failed to materialize. During the summer, we eliminated our position in Home Depot in the wake of a

The graph below illustrates the hypothetical investment of $10,0001 in the VISION Large Cap Growth Fund II (the “Fund”) from May 31, 2002 (start of performance) to December 31, 2002, compared to the Standard and Poor’s 500 Index (“S&P 500”), the Russell 1000 Index (“Russell 1000”) and the Standard and Poor’s 500/Barra Growth Index (“S&P 500/BG”).2

Cumulative Total Return For The Period Ended December 31, 2002

Start of Performance (5/31/2002) (16.50)%

Growth of $10,000 Invested in VISION Large Cap Growth Fund II

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500, Russell 1000 and the S&P 500/BG have been adjusted to reflect reinvestment of dividends on securities in the indices.
[2]	The S&P 500, Russell 1000 and the S&P 500/BG are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

(continued on next page)

widening sales growth gap versus the company’s largest competitor. We also sold our position in Electronic Data Systems following a surprising and very disappointing earnings preannouncement for the third quarter.

Over the near term, there could be a setback in the market due to excessive NASDAQ valuations and overly optimistic investor sentiment when mixed with disappointing earnings. Beyond this, however, we see many positives including an ongoing recovery in the economy and corporate profits, forty-year lows in inflation and interest rates, accommodative monetary policy, reasonable valuations for most stocks given current bond yields, and the tendency for the market to do well during the third year of the presidential cycle. In terms of portfolio positioning, we are emphasizing Consumer Staples and Health Care issues that can achieve double-digit earnings growth in a moderately recovering profit environment, as well as certain cyclical growth holdings in the Energy Service, Industrial, and Consumer Discretionary sectors.

Thank you for this opportunity to communicate with you. We look forward to updating you on the Fund’s progress in the future.

*	Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.
**	The S&P 500/Barra Growth Index is an unmanaged capitalization weighted index of stocks in the Standard & Poor’s 500 Index having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Investments cannot be made in an index.
***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
****	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

VISION

Large Cap Value Fund II

The VISION Large Cap Value II Fund returned (22.79)% based on net asset value (NAV), for the period May 31, 2002 through December 31, 2002.* The (22.79)% total return based on the NAV compares with a (18.10)% total return for the Standard and Poor’s 500/Barra Value Index,** a commonly referenced unmanaged index of large capitalization, value-oriented stocks. During this same period the Lipper Large Cap Value Fund Average returned (28.85)%.***

Our equity approach is based on consistency and discipline. We apply a disciplined, yet opportunistic methodology focused on identifying companies with growth characteristics selling at attractive valuations. Our investment process is grounded in three dimensions. We utilize a top-down thematic perspective and bottom-up intensive security analysis, with both approaches centered and balanced by risk control measures.

Top-Down: Thematic

Our thematic dimension incorporates our top-down assessment of how we should be positioned to take advantage of U.S. economy. We identified five major themes that should prove important for the 2002-2003 time frame:

1.	Demographics — The graying of America affects consumption patterns. We identify companies that capture increasing demand for pharmaceuticals while minimizing drug specific risk. Specific stocks include Caremark RX and IMS Health. Demand for casual dining increases as people age and have more disposable income. Darden Restaurants is positioned to benefit from this trend. Carnival Corp should also benefit from an affluent, aging population. As the U.S. population ages, investing replaces consumption. This favors asset gatherers, annuity writers, and custodians such as Merrill Lynch, and Hartford Financial and Bank of New York.

2.

Supply/Demand Imbalances — Cyclical industry conditions can create significant supply/demand imbalances. For example, demand outstrips supply in the U.S. hospital or health provider system. Demand for tertiary care in fast-growing markets is increasing while the supply of hospital beds is declining. Health Management Associates is an

The graph below illustrates the hypothetical investment of $10,0001 in the VISION Large Cap Value Fund II (the “Fund”) from May 31, 2002 (start of performance) to December 31, 2002, compared to the Standard and Poor’s 500/Barra Value Index (“S&P 500/BV”).2

Cumulative Total Return For The Period Ended December 31, 2002

Start of Performance (5/31/2002) (22.79)%

Growth of $10,000 Invested in VISION Large Cap Value Fund II

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/BV has been adjusted to reflect reinvestment of dividends on securities in the index.
[2]	The S&P 500/BV is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged.

(continued on next page)

example of this theme. Demand for property and casualty insurance is rising while the supply or willingness to write certain types of policies has been curtailed, affording insurers such as St. Paul pricing power.

3.	The Information Age — Accelerated pace of change intensifies the battleground between innovators and incumbents. We invest in industry leaders who demonstrate their commitment to enhance their competitive advantage. We also invest with innovators and disrupters who will be tomorrow’s leaders. Additionally, many information age companies have significant intangible assets. Intangible assets can be key drivers of equity valuations, but require special qualitative analysis.

There are a number of sub-themes within the Information Age theme. The first is that power supply regulation becomes more important as product complexity increases. International Rectifier addresses this need. Second, we identify companies who establish and control the standards setting process. For mobility and wireless standards we have invested in Texas Instruments and Intersil. Third, we seek to participate in innovation while minimizing our exposure to specific technologies. Agilent Technologies reflects this concept. A fourth sub-theme is that powerful two-way broadband networks plus a benign regulatory environment brighten cable’s future. Comcast and Cox Communications represent our cable choices. Fifth, video-on-demand will drive a new round of set-top box sales and Scientific Atlanta is our selection. Our last Information Age sub-theme is convergence of content, delivery, and multiple services favors media companies with powerful brands. Here, our holdings include Viacom and Walt Disney.

4.	Industry Consolidation — Profit pressures and competitive forces will drive consolidation in the energy, financial services, and utility sectors. Also, increasing scale improves efficiency and returns. Some European financial conglomerates have excess capital and are seeking U.S. distribution. Jefferson Pilot is a fund holding that should benefit from this trend. A number of the multinational integrated oil companies have been acquiring North American reserves; Burlington Resources could appeal to acquirers.

5.	The Global Market Place — Open markets and new groups of global consumers provide growth opportunities, especially for companies that possess economies of scale and/or scope in their industry. Citigroup, Kimberly-Clark, Morgan Stanley, and Capital One Financial are a few of our holdings extending their market power internationally.

6.	Security Takes Center Stage — Complex global dynamics have replaced the predictability of the Cold War and the investment mainstream’s complacency regarding security has been shattered. Real increases in the defense budget have accelerated, favoring especially defense electronics powerhouse Raytheon. Both public facilities and services security infrastructure are getting a massive overhaul, which benefits Symbol Technologies.

Bottom-Up: Intensive Security Analysis — GARP

We emphasize stocks with growth prospects that on average are greater than the earnings growth rate of our Value benchmark. This follows from our conviction that future stock prices will largely be determined by future earnings growth. However, we want to pay a low multiple for that growth. Our average forward price/earnings ratios (P/E’s) are lower than the average P/E multiple of the S&P Barra Value index. A favorable P/E to growth ratio (PEG ratio) is our primary metric of GARP or Growth-At-a-Reasonable Price.

Risk control

We utilize stringent risk control measures to minimize expected tracking error or expected variance from our benchmark — the value side of the S&P 500. As a result of our risk control process, we invest in many industry leaders such as AIG, AOL Time Warner, Exxon-Mobil, Chevron-Texaco, SBC Communications, Bellsouth, and Wells Fargo.

*	Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the changes and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such changes would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

**	The S&P/Barra Value Index is a market capitalization weighted index of the stocks in the Standard & Poor’s 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. This index is unmanaged and investments cannot be made in an index.

***	Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

VISION

Managed Allocation Fund —  Moderate Growth II

Baptism by fire is an appropriate way to describe the inception of the VISION Managed Allocation Fund —Moderate Growth II. From its first month of existence in mid-2002 through the end of December the Fund battled one wave after another of market skids on its way to posting a drop of (6.79)% (net asset value basis) for all of 2002.*

Beginning with the corporate accounting scandals at companies like MCI and Adelphia and continuing through the late-year preparations for military action against Iraq, the equity markets found themselves on a slippery slope of disappointment and confusion. In fact, every time the market would show signs of finally reflecting the very real underlying growth in the economy, another accounting irregularity would surface or the nation would seemingly inch closer to war and investors would retreat to the safety of the sidelines once again. The effect of this uncertainty was to sap confidence and drive prices lower.

The slightly negative performance of the Managed Allocation Fund — Moderate Growth II came at a time when the broader stock market was posting double-digit losses for the period. The ability of the Fund to mitigate its losses owes directly to its hefty exposure to fixed income, particularly U.S. government bonds. While the domestic and international equity markets were reaching new yearly lows, the concomitant investor flight to safer, less volatile investments meant that the fixed income portion of the Managed Allocation Fund — Moderate Growth II was there to catch some of that positive momentum. The fixed portion was thereby able to serve as a giant parachute offsetting the equity components’ descent. The result was a relatively soft landing for the Fund at the end of the year, leaving it poised to rise with the tide in a sustained equity market recovery.

*	Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

The graph below illustrates the hypothetical investment of $10,0001 in the VISION Managed Allocation Fund — Moderate Growth Fund II (the “Fund”) from June 17, 2002 (start of performance) to December 31, 2002, compared to the Standard and Poor’s 500 Index (“S&P 500”) and the Lehman Brothers Aggregate Bond Index (“LBAB”).2

Cumulative Total Return For The Period Ended December 31, 2002

Start of Performance (6/17/2002) (6.79)%

Growth of $10,000 Invested in VISION Managed Allocation Fund-Moderate Growth II

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

[1]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LBAB have been adjusted to reflect reinvestment of dividends on securities in the indices.
[2]	The S&P 500 and LBAB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

VISION Large Cap Growth Fund II

Portfolio of Investments

December 31, 2002

Shares		Value
Common Stocks—92.1%
	Beverages—6.6%
1,200	Coca-Cola Co.	$52,584
800	PepsiCo, Inc.	33,776

	Total	86,360

	Capital Equipment Services—1.4%
400	Caterpillar, Inc.	18,288

	Computers-Software—3.5%
600	(1)Electronic Arts, Inc.	29,862
300	(1)Microsoft Corp.	15,510

	Total	45,372

	Consumer Basics—4.8%
1,200	Colgate-Palmolive Co.	62,916

	Consumer Cyclical—2.9%
1,800	Masco Corp.	37,890

	Consumer Non-Cyclical—3.7%
1,600	Gillette Co.	48,576

	Cosmetics & Toiletries—4.6%
700	Procter & Gamble Co.	60,158

	Distribution/Wholesale—1.5%
700	(1)Costco Wholesale Corp.	19,642

	Entertainment—1.9%
1,500	Disney (Walt) Co.	24,465

	Financial Services-Diversified—5.2%
1,000	Citigroup, Inc.	35,190
700	Marsh & McLennan Cos., Inc.	32,347

	Total	67,537

	Health Care-Drugs/Pharmaceuticals—10.4%
1,000	(1)Amgen, Inc.	48,340
1,900	Pfizer, Inc.	58,083
700	Pharmacia Corp.	29,260

	Total	135,683

	Hotels & Motels—2.3%
900	Marriott International, Inc., Class A	29,583

	Housewares—2.3%
1,000	Newell Rubbermaid, Inc.	30,330

Shares		Value
Common Stocks—continued
	Industrial Conglomerates—3.8%
400	3M Co.	$49,320

	Insurance—4.0%
900	American International Group, Inc.	52,065

	Internet & Catalog Retail—1.0%
200	(1)eBay, Inc.	13,564

	Media—2.8%
500	Gannett Co., Inc.	35,900

	Medical—4.9%
1,400	Medtronic, Inc.	63,840

	Medical Products—7.5%
1,100	Johnson & Johnson	59,081
600	Lilly (Eli) & Co.	38,100

	Total	97,181

	Oil Field Services—7.1%
600	GlobalSantaFe Corp.	14,592
1,200	Schlumberger Ltd.	50,508
1,200	(1)Transocean Inc.	27,840

	Total	92,940

	Retail-Specialty—1.7%
400	(1)Kohl’s Corp.	22,380

	Telecommunications Equipment—6.3%
1,500	Nokia Oyj, Class A, ADR	23,250
1,600	(1)Qualcomm, Inc.	58,224

	Total	81,474

	Transportation-Services—1.9%
400	United Parcel Service, Inc.	25,232

	Total Common Stocks (identified cost $1,278,379)	1,200,696

	Government Agencies—2.0%
26,000	Federal Farm Credit System, Discount Note, 1/6/2003 (at amortized cost)	25,996

	Mutual Fund—7.3%
95,676	Seven Seas Money Market Fund (at net asset value)	95,676

	Total Investments (identified cost $1,400,051)	$1,322,368

VISION Large Cap Value Fund II

Portfolio of Investments

December 31, 2002

Shares		Value

Common Stocks—91.4%
	Aerospace/Defense—2.0%
275	Boeing Co.	$9,072
555	Raytheon Co.	17,066

	Total	26,138

	Aluminum—1.2%
690	Alcoa, Inc.	15,718

	Banks-Major Regional—4.2%
735	FleetBoston Financial Corp.	17,860
630	U.S. Bancorp	13,369
485	Wells Fargo & Co.	22,732

	Total	53,961

	Broadcasting-TV, Radio & Cable—5.0%
440	(1)Clear Channel Communications, Inc.	16,408
815	(1)Comcast Corp., Class A	18,411
440	(1)Cox Communications, Inc., Class A	12,496
1,920	(1)Liberty Media Corp., Class A	17,165

	Total	64,480

	Brokerage—3.2%
470	Merrill Lynch & Co., Inc.	17,836
580	Morgan Stanley	23,154

	Total	40,990

	Chemicals—1.5%
450	Du Pont (E.I.) de Nemours & Co.	19,080

	Computers-Hardware—1.3%
1,050	(1)Electronics for Imaging, Inc.	17,074

	Computers-Software—1.1%
1,315	(1)Macromedia, Inc.	14,005

	Consumer Finance—1.6%
405	Countrywide Financial Corp.	20,918

	Cosmetics & Toiletries—0.8%
215	Kimberly-Clark Corp.	10,206

	Diversified Manufacturing—1.8%
940	General Electric Co.	22,889

	Electric Companies—2.7%
115	DTE Energy Co.	5,336
185	FPL Group, Inc.	11,124
1,165	TECO Energy, Inc.	18,023

	Total	34,483

	Electronic Components—2.6%
525	(1)International Rectifier Corp.	9,691
1,065	(1)Solectron Corp.	3,781
1,990	Symbol Technologies, Inc.	16,358
275	Texas Instruments, Inc.	4,128

	Total	33,958

	Entertainment—1.2%
930	Disney (Walt) Co.	15,168

Shares		Value

Common Stocks—continued
	Financial Services-Diversified—10.7%
675	Bank of New York Co., Inc.	$16,173
480	Capital One Financial Corp.	14,266
1,665	Citigroup, Inc.	58,591
255	Fannie Mae	16,404
550	KeyCorp	13,827
570	Washington Mutual, Inc.	19,682

	Total	138,943

	Health Care—0.9%
760	(1)Caremark Rx, Inc.	12,350

	Insurance—9.4%
405	Allstate Corp.	14,981
820	American International Group, Inc.	47,437
395	Hartford Financial Services Group, Inc.	17,945
450	Jefferson-Pilot Corp.	17,149
350	Lincoln National Corp.	11,053
400	St. Paul Cos., Inc.	13,620

	Total	122,185

	IT Consulting & Services—1.2%
1,000	(1)Acxiom Corp.	15,380

	Leisure Time-Products—1.2%
790	Mattel, Inc.	15,128

	Manufacturing-Diversified—1.9%
690	(1)Agilent Technologies, Inc.	12,392
510	Honeywell International, Inc.	12,240

	Total	24,632

	Multimedia—3.9%
2,080	(1)AOL Time Warner, Inc.	27,248
570	(1)Viacom, Inc., Class B	23,233

	Total	50,481

	Multi-Utilities & Unregulated Power—0.6%
420	Duke Energy Corp.	8,207

	Oil—5.8%
570	ChevronTexaco Corp.	37,894
1,070	Exxon Mobil Corp.	37,386

	Total	75,280

	Oil Field Services—1.7%
220	Schlumberger Ltd.	9,260
540	(1)Transocean Inc.	12,528

	Total	21,788

	Oil & Gas-Exploration & Production—2.3%
695	Burlington Resources, Inc.	29,642

	Oil & Gas-Refining & Marketing—2.6%
705	ConocoPhillips	34,115

VISION Large Cap Value Fund II

Shares		Value

Common Stocks—continued
	Pharmaceuticals—3.8%
1,244	Health Management Associates, Inc., Class A	$22,268
675	IMS Health, Inc.	10,800
295	Merck & Co., Inc.	16,700

	Total	49,768

	Real Estate—0.6%
315	Archstone-Smith Trust	7,415

	Retail—1.2%
985	(1)Kroger Co.	15,218

	Retail-Restaurants—2.1%
500	Carnival Corp.	12,475
730	Darden Restaurants, Inc.	14,929

	Total	27,404

	Retail-Specialty—3.7%
660	(1)Best Buy Co., Inc.	15,939
710	Home Depot, Inc.	17,012
845	(1)Staples, Inc.	15,463

	Total	48,414

	Road & Rail—0.9%
410	CSX Corp.	11,607

Shares		Value
Common Stocks—continued
	Services-Commercial & Consumer—1.0%
1,190	(1)Cendant Corp.	$12,471

	Telecommunication Services—0.9%
800	(1)Intersil Corp.	11,152

	Telephone-Integrated—3.9%
900	BellSouth Corp.	23,283
980	SBC Communications, Inc.	26,568

	Total	49,851

	Tobacco—0.9%
280	Philip Morris Cos., Inc.	11,348

	Total Common Stocks (identified cost $1,370,532)	1,181,847

Mutual Funds—12.1%
88,419	SSGA US Government Money Market Fund, Series A	88,419
68,561	Seven Seas Money Market Fund	68,561

	Total Mutual Funds (at net asset value)	156,980

	Total Investments (identified cost $1,527,512)	$1,338,827

VISION Managed Allocation Fund — Moderate Growth II
Portfolio of Investments
December 31, 2002

Shares		Value
Mutual Funds—92.8%
	Equity Funds—54.7%
65,633	VISION International Equity Fund, Class A	$492,246
125,287	VISION Large Cap Core Fund, Class A	661,518
112,032	VISION Large Cap Growth Fund, Class A	718,128
106,959	VISION Large Cap Value Fund, Class A	844,973
45,818	VISION Mid Cap Stock Fund, Class A	545,234
56,254	VISION Small Cap Stock Fund, Class A	362,837

	Total	3,624,936

	Fixed Income Funds—31.5%
43,076	VISION Institutional Limited Duration U.S. Government Fund	428,172
81,388	VISION Intermediate Term Bond Fund, Class A	796,790
87,024	VISION U.S. Government Securities Fund	858,057

	Total	2,083,019

	Money Market Fund—6.6%
437,811	VISION Institutional Prime Money Market Fund	437,811

	Total Investments (identified cost $6,273,058)	$6,145,766

(See Notes to Portfolios of Investments)

Notes to Portfolios of Investments

The categories of investments are shown as a percentage of net assets at December 31, 2002.

(1)	Non-income producing security.

The following acronym is used throughout this report:

ADR—American Depositary Receipt

VISION Fund	Cost of Investments for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized Depreciation for Federal Tax Purposes	Total Net Assets
Large Cap Growth Fund II	$1,416,353	$(93,985)	$18,594	$112,579	$1,303,821
Large Cap Value Fund II	$1,527,512	$(188,685)	$6,622	$195,307	$1,293,055
Managed Allocation Fund — Moderate Growth II	$6,315,438	$(169,672)	$19,261	$188,933	$6,623,266

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds

Statements of Assets and Liabilities

December 31, 2002

	Large Cap Growth Fund II	Large Cap Value Fund II	Managed Allocation Fund — Moderate Growth II
Assets:

Investments in securities, at value	$1,322,368	$1,338,827	$6,145,766

Income receivable	1,060	1,691	15,902

Receivable for shares sold	9,076	9,073	466,899

Total assets	1,332,504	1,349,591	6,628,567

Liabilities:

Payable for investments purchased	25,996	53,181	—

Accrued expenses	2,687	3,355	5,301

Total liabilities	28,683	56,536	5,301

Net Assets	$1,303,821	$1,293,055	$6,623,266

Net Assets Consist of:

Paid in capital	$1,487,200	$1,551,609	$6,661,100

Net unrealized depreciation of investments	(77,683)	(188,685)	(127,292)

Accumulated net realized gain (loss) on investments	(108,352)	(73,873)	67,907

Undistributed net investment income	2,656	4,004	21,551

Total Net Assets	$1,303,821	$1,293,055	$6,623,266

Shares Outstanding:	156,205	167,940	712,870

Net Asset Value, Offering Price and Redemption Proceeds Per Share:	$8.35	$7.70	$9.29

Investments, at identified cost	$1,400,051	$1,527,512	$6,273,058

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds

Statements of Operations

Period Ended December 31, 2002

	Large Cap Growth Fund II(1)	Large Cap Value Fund II(1)	Managed Allocation Fund — Moderate Growth II(2)
Investment Income:

Dividends	$7,605	$11,415	$37,719

Interest	871	630	1,428

Total investment income	8,476	12,045	39,147

Expenses:

Investment adviser fee	5,467	4,249	3,539

Administrative personnel and services fee	554	523	1,219

Custodian fees	32	30	71

Transfer and dividend disbursing agent fees and expenses	4,543	4,908	8,875

Directors’ fees	13	12	28

Auditing fees	82	78	151

Legal fees	3,633	3,475	57

Portfolio accounting fees	289	273	637

Distribution services fee	1,608	1,517	3,539

Share registration costs	186	175	444

Printing and postage	6,126	6,859	2,953

Insurance premiums	494	466	965

Miscellaneous	1,371	1,553	2,535

Total expenses	24,398	24,118	25,013

Waivers and Reimbursements:

Waiver of investment adviser fee	(5,467)	(4,249)	(3,539)

Reimbursement of other operating expenses	(12,500)	(13,800)	(11,000)

Total waivers and reimbursements	(17,967)	(18,049)	(14,539)

Net expenses	6,431	6,069	10,474

Net investment income	2,045	5,976	28,673

Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	(108,352)	(73,873)	(43,846)

Net realized gain on capital gain distributions from other investment companies	—	—	111,753

Net change in unrealized depreciation of investments	(77,683)	(188,685)	(127,292)

Net realized and unrealized loss on investments	(186,035)	(262,558)	(59,385)

Change in net assets resulting from operations	$(183,990)	$(256,582)	$(30,712)

(1)	Reflects operations for the period from May 31, 2002 (date of initial public investment) to December 31, 2002.
(2)	Reflects operations for the period from June 17, 2002 (date of initial public investment) to December 31, 2002.

(See Notes which are an integral part of the Financial Statements)

VISION Group of Funds

Statements of Changes in Net Assets

	Large Cap Growth Fund II	Large Cap Value Fund II	Managed Allocation Fund — Moderate Growth II
	Period Ended December 31, 2002(1)	Period Ended December 31, 2002(1)	Period Ended December 31, 2002(2)
Increase (Decrease) in Net Assets:

Operations:

Net investment income	$2,045	$5,976	$28,673

Net realized loss on investments	(108,352)	(73,873)	(43,846)

Net realized gain on capital gain distributions from other investment companies	—	—	111,753

Net change in unrealized depreciation of investments	(77,683)	(188,685)	(127,292)

Change in net assets resulting from operations	(183,990)	(256,582)	(30,712)

Distributions to Shareholders:

Distributions from net investment income	—	(2,554)	(7,736)

Share Transactions:

Proceeds from sales of shares	1,707,470	1,597,628	6,700,521

Net asset value of shares issued to shareholders in payment of distributions declared	—	2,554	7,736

Cost of shares redeemed	(219,659)	(47,991)	(46,543)

Change in net assets resulting from share transactions	1,487,811	1,552,191	6,661,714

Change in net assets	1,303,821	1,293,055	6,623,266

Net Assets:

Beginning of period	—	—	—

End of period	$1,303,821	$1,293,055	$6,623,266

Undistributed net investment income included in net assets at end of period	$2,656	$4,004	$21,551

(1)	Reflects operations for the period from May 31, 2002 (date of initial public investment) to December 31, 2002.
(2)	Reflects operations for the period from June 17, 2002 (date of initial public investment) to December 31, 2002.

(See Notes which are an integral part of the Financial Statements)

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VISION Group of Funds

Financial Highlights

(For a share outstanding throughout each period)

Period Ended December 31,		Net Asset Value, beginning of period	Net Investment Income		Net Realized and Unrealized Loss on Investments	Total from Investment Operations	Distributions from Net Investment Income

Large Cap Growth Fund II
2002	(c)	$10.00	0.01		(1.66)	(1.65)	—
Large Cap Value Fund II
2002	(c)	$10.00	0.04		(2.32)	(2.28)	(0.02)
Managed Allocation Fund — Moderate Growth II
2002	(e)	$10.00	0.10	(f)	(0.78)	(0.68)	(0.03)

(a)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)	This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(c)	Reflects operations for the period from May 31, 2002 (date of initial public investment) to December 31, 2002.
(d)	Computed on an annualized basis.
(e)	Reflects operations for the period from June 17, 2002 (date of initial public investment) to December 31, 2002.
(f)	Based on average shares outstanding.

(See Notes which are an integral part of the Financial Statements)

		Ratio to Average Net Asset
Net Asset Value, end of period	Total Return(a)	Expenses		Net Investment Income		Expense Waiver/ Reimbursement(b)		Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

$8.35	(16.50)%	1.00	%(d)	0.32	%(d)	2.80	%(d)	$1,304	35%

$7.70	(22.79)%	1.00	%(d)	0.98	%(d)	2.98	%(d)	$1,293	18%

$9.29	(6.79)%	0.74	%(d)	2.03	%(d)	1.03	%(d)	$6,623	8%

VISION Group of Funds

Notes to Financial Statements

December 31, 2002

Organization

VISION Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 21 portfolios (individually referred to as the “Fund”, or collectively as the “Funds”). The Funds in this report are for the purpose of providing a vehicle for the investment of assets of various insurance company separate accounts established to fund variable annuity contracts and variable life insurance policies. The following Funds are presented herein:

Portfolio Name	Investment Objective

VISION Large Cap Growth Fund II (“Large Cap Growth Fund II”) (d)	Seeks to provide capital appreciation.

VISION Large Cap Value Fund II (“Large Cap Value Fund II”) (d)	Seeks to provide capital appreciation. Current income is a secondary investment consideration.

VISION Managed Allocation Fund—Moderate Growth II (“Moderate Growth Fund II”) (d)	Seeks capital appreciation and, secondarily, income.

(d)  Diversified

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

Moderate Growth Fund II invests solely in shares of other funds within the Trust.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”).

Investment Valuations—Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”).

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes—It is the policy of the Funds to comply with the provisions of the Internal Revenue Code, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of organizational expenses. The following reclassifications have been made to the financial statements.

	Increase (Decrease)
Fund Name	Paid In Capital	Undistributed Net Investment Income
Large Cap Growth Fund II	$(611)	$611
Large Cap Value Fund II	(582)	582
Moderate Growth Fund II	(614)	614

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

VISION Group of Funds

At December 31, 2002 the following Funds, for federal tax purposes had capital loss carryforwards, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund Name	Capital Loss Carryforward to Expire in 2010
Large Cap Growth Fund II	$85,770
Large Cap Value Fund II	$57,350

Additionally, net realized capital and currency losses attributable to security transactions incurred after October 31, 2002, are treated as arising on the first day of the Fund’s next taxable year. The post-October losses for the Funds were as follows:

Fund Name	Post-October Losses
Large Cap Growth Fund II	$6,280
Large Cap Value Fund II	$16,523

As of December 31, 2002, the tax composition of dividends was as follows:

	Ordinary Income	Long-term Capital Gains
Large Cap Growth Fund II	$—	$—
Large Cap Value Fund II	2,554	—
Moderate Growth Fund II	7,736	—

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized
	Ordinary Income	Long-term Gains	Depreciation
Large Cap Growth Fund II	$2,656	$—	$(93,985)
Large Cap Value Fund II	4,004	—	(188,685)
Moderate Growth Fund II	50,639	81,199	(169,672)

At year end, there were no significant differences between the GAAP basis and tax basis components of net assets, other than differences in net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other—Investment transactions are accounted for on a trade date basis.

VISION Group of Funds

Shares of Beneficial Interest

Transactions in capital stock were as follows:

Large Cap Growth Fund II
Period Ended December 31, 2002(a)
Shares
Shares sold	181,259

Shares redeemed	(25,054)

Net change resulting from share transactions	156,205

Large Cap Value Fund II
Period Ended December 31, 2002(a)
Shares
Shares sold	173,785

Shares issued to shareholders in payment of distributions declared	347

Shares redeemed	(6,192)

Net change resulting from share transactions	167,940

Moderate Growth Fund II
Period Ended December 31, 2002(b)
Shares
Shares sold	716,965

Shares issued to shareholders in payment of distributions declared	856

Shares redeemed	(4,951)

Net change resulting from share transactions	712,870

(a)	Reflects operations for the period from May 31, 2002 (date of initial public investment) to December 31, 2002.
(b)	Reflects operations for the period from June 17, 2002 (date of initial public investment) to December 31, 2002.

Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—M&T Asset Management, a department of Manufacturers and Traders Trust Company, the Funds’ investment adviser (the “Adviser” or “M&T”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets (see below). The Moderate Growth Fund II receives investment management and advisory services, consisting principally of determining the allocation of the assets of the Moderate Growth Fund II among designated underlying funds, under a management agreement with the Adviser. The Adviser receives no compensation under this agreement; however the Moderate Growth Fund II pays management fees and expenses to the Adviser indirectly as a shareholder in the Trust. The Moderate Growth Fund II pays no sales loads or similar compensation to acquire shares of each fund in which it invests. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund Name	Annual Rate
Large Cap Growth Fund II	0.85%
Large Cap Value Fund II	0.70%
Moderate Growth Fund II	0.25%

Montag & Caldwell, Inc. (“Montag & Caldwell”) is the sub-adviser to the Large Cap Growth Fund II, and receives for its services an allocable portion of the adviser fee that the Adviser receives from Large Cap Growth Fund II. Montag &

VISION Group of Funds

Caldwell’s fee is paid by the Adviser and not the Fund. Montag & Caldwell is paid by the Adviser as follows: 0.50% on the first $50 million average daily net assets; 0.40% on the next $50 million average daily net assets; 0.30% on the next $100 million average daily net assets and 0.20% on average daily net assets over $200 million.

Administrative Fee—Federated Services Company (“FServ”) and M&T Securities, Inc. serve as co-administrators to the Trust and provide the Funds with certain administrative personnel and services necessary to operate the Funds. During the period May 31, 2002 through September 30, 2002, administrative services were provided for an aggregate annual fee as specified below:

Fees Payable to FServ

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.015%	on assets in excess of $5 billion

Fees Payable to M&T Securities, Inc.

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.04%	on the first $5 billion
0.015%	on assets in excess of $5 billion

Effective October 1, 2002 the Administrative Fee has been changed to reflect the following fee schedule.

Fees Payable to FServ

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.06%	on the first $2 billion
0.03%	on the next $3 billion
0.02%	on the next $2 billion
0.0125%	on the next $3 billion
0.01%	on assets in excess of $10 billion

Fees Payable to M&T Securities, Inc.

Maximum Fee	Average Aggregate Daily Net Assets of the VISION Group of Funds
0.04%	on the first $5 billion
0.03%	on the next $2 billion
0.0175%	on the next $3 billion
0.015%	on assets in excess of $10 billion

FServ and M&T Securities, Inc. may each voluntarily choose to waive a portion of its fee, and can each modify or terminate its voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent and Fund Accounting Fee—FServ provides the Funds with certain administrative personnel and fund accounting services. FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the level of average aggregate net assets of the Trust for the period.

Distribution Services Fee—The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. (“FSC”), the principal

VISION Group of Funds

distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds’ shares. The Plan provides that the Funds may incur distribution expenses up to 0.25% of the average daily net assets of the Funds’ shares, annually, to compensate FSC.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended December 31, 2002, were as follows:

Fund Name	Purchases	Sales
Large Cap Growth Fund II	$1,749,799	$363,072
Large Cap Value Fund II	1,627,162	182,757
Moderate Growth Fund II	6,093,728	214,635

Line of Credit

The Funds (except Moderate Growth Fund II) entered into a $10,000,000 unsecured, committed, revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the period ended December 31, 2002.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of

VISION GROUP OF FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of VISION Large Cap Growth Fund II, VISION Large Cap Value Fund II, and VISION Managed Allocation Fund — Moderate Growth II (three of the portfolios constituting the VISION Group of Funds) (the “Funds”), as of December 31, 2002, the related statements of operations, the statements of changes in net assets and the financial highlights for the periods from May 31, 2002 (date of initial public investment) to December 31, 2002 for the VISION Large Cap Growth Fund II and VISION Large Cap Value Fund II, and from June 17, 2002 (date of initial public investment) to December 31, 2002 for the VISION Managed Allocation Fund — Moderate Growth II. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VISION Large Cap Growth Fund II, VISION Large Cap Value Fund II, and VISION Managed Allocation Fund — Moderate Growth II, portfolios of the VISION Group of Funds, at December 31, 2002, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston Massachusetts

February 7, 2003

Board of Trustees And Trust Officers

The following tables give information about each Board member and the senior officers of the Trust. The tables separately list Board members who are “interested persons” of the Trust (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The Fund Complex consists of 21 investment company portfolios. Each Board member oversees all portfolios in the Fund Complex and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge and upon request, by calling 1-800-836-2211.

Interested Trustee Background

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Mark J. Czarnecki† Manufacturers and Traders Trust Company One M&T Plaza Buffalo, NY 14203 Birthdate: November 3, 1955 Trustee Began serving: August 2000

Principal Occupations: Executive Vice President, Manufacturers and Traders Trust Company (“M&T Bank”), division head for M&T Bank’s investment area, M&T Investment Group.

Other Directorships Held: None

†	Mark J. Czarnecki is “interested” due to positions he holds with M&T Bank, the Funds’ adviser.

Independent Trustees Background

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Randall I. Benderson 570 Delaware Avenue Buffalo, NY Birth date: January 12, 1955 Trustee Began serving: February 1990	Principal Occupations: President and Chief Operating Officer, Benderson Development Company, Inc. (construction). Other Directorships Held: None

Joseph J. Castiglia Roycroft Campus 21 South Grove Street, Suite 291 East Aurora, NY 14052 Birth date: July 20, 1934 Trustee Began serving: February 1988

Principal Occupations: Chairman of the Board, HealthNow New York, Inc. (health care company); Chairman of the Board, Catholic Health System of Western New York (hospitals, long-term care, home health care); and former President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

Other Directorships Held: Energy East Corp.

John S. Cramer 4216 Jonathan Lane Harrisburg, PA 17110 Birth date: February 22, 1942 Trustee Began serving: December 2000	Principal Occupations: Retired President and Chief Executive Officer, Pinnacle Health System (health care). Other Directorships Held: None

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Daniel R. Gernatt, Jr. Richardson & Taylor Hollow Roads Collins, NY Birth date: July 14, 1940 Trustee Began serving: February 1988

Principal Occupations: President and CFO, Gernatt Asphalt Products, Inc.; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

George K. Hambleton, Jr. 1003 Admiral’s Walk Buffalo, NY Birth date: February 8, 1933 Trustee Began serving: February 1988	Principal Occupations: Retired President, Brand Name Sales, Inc. (catalog showroom operator); Retired President, Hambleton & Carr, Inc. (catalog showroom operator). Other Directorships Held: None

Officers*

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Edward C. Gonzales Federated Investors Tower Pittsburgh, PA Birth date: October 22, 1930 Chairman

Principal Occupations: President, Executive Vice President and Treasurer of other funds distributed by Federated Securities Corp.; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of other funds distributed by Federated Securities Corp.; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

Charles L. Davis Federated Investors Tower Pittsburgh, PA Birth date: March 23, 1960 Chief Executive Officer	Principal Occupations: Vice President, Director of Mutual Fund Services and Strategic Relationship Management, Federated Services Company.

Carl W. Jordan One M&T Plaza Buffalo, NY Birth date: January 2, 1955 President	Principal Occupations: President, M&T Securities, Inc., since 1998; Administrative Vice President, M&T Bank, 1995-1998.

Kenneth G. Thompson One M&T Plaza Buffalo, NY Birth date: September 4, 1964 Vice President	Principal Occupations: Administrative Vice President, M&T Bank; Vice President, M&T Bank, 1999-2002; Regional Sales Manager, M&T Securities, Inc., 1995-1999.

Name Birth Date Address Positions Held with Trust	Principal Occupation(s) and Previous Positions

Beth S. Broderick Federated Investors Tower Pittsburgh, PA Birth date: August 2, 1965 Vice President and Assistant Treasurer	Principal Occupations: Vice President, Mutual Fund Services Division, Federated Services Company.

Richard J. Thomas Federated Investors Tower Pittsburgh, PA Birth date: June 17, 1954 Treasurer

Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

C. Grant Anderson Federated Investors Tower Pittsburgh, PA Birth date: November 6, 1940 Secretary	Principal Occupation: Counsel, Reed Smith LLP. Previous Positions: Corporate Counsel, Federated Investors, Inc.; Vice President, Federated Services Company.

*	Officers do not receive any compensation from the Funds.

Variable investment options are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company,

and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VISION Large Cap Growth Fund II VISION Large Cap Value Fund II VISION Managed Allocation Fund— Moderate Growth II

[Logo of VISION
GROUP OF FUNDS]

www.visionfunds.net • visionfunds@mandtbank.com

Mutual Fund Shareholder Services
P.O. Box 4556
Buffalo, NY 14240-4556

Cusip 92830F596
Cusip 92830F588
Cusip 92830F570
28135 (2/03)